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                                                                   EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

                  We consent to the incorporation by reference in Registration Statement Nos. 333-75420, 333-75422, 333-39690, 333-42753, 333-42747, 333-00537,
033-60169, 033-69922 and 033-33373 of Datascope Corp. on Form S-8 of our report dated July 22, 2002 appearing in this Annual Report on Form 10-K of Datascope Corp. for the year ended June 30, 2002.


Deloitte & Touche LLP

New York, New York
August 22, 2002